SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 8, 2004

aaiPharma Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21185	04-2687849

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2320 Scientific Park Drive
Wilmington, North Carolina 28405

(Address of Principal Executive Offices)
(Zip Code)

(910) 254-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or address, if changed from last report)

Item 7.	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	The following exhibits are filed as part of this report:

99.1 – Notice of Blackout Period Pursuant to Regulation BTR to Executive Officers and Directors of aaiPharma Inc.

Item 11.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

     On March 8, 2004, a Notice of Blackout Period Pursuant to Regulation BTR to Executive Officers and Directors of aaiPharma Inc. was transmitted by aaiPharma to its directors and executive officers in connection with a blackout period to commence on March 24, 2004 with respect to the aaiPharma Inc. Retirement and Savings Plan (the “Plan”). The form of this notice is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. As set forth in the notice, the Plan will be changing the trustee under the Plan, which will prevent participants in the Plan from changing allocations of accounts under the Plan and engaging in certain other Plan transactions while this transfer is effected.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2004

aaiPharma Inc.

	By:	/s/ William L. Ginna, Jr. William L. Ginna, Jr., Executive Vice President and Chief Financial Officer

3

EXHIBIT INDEX

Exhibit	Number Exhibit
99.1	Notice of Blackout Period Pursuant to Regulation BTR to Executive Officers and Directors of aaiPharma Inc.

4